SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                  July 3, 2003
 -------------------------------------------------------------------------------
                (Date of Report, date of earliest event reported)



                           TITANIUM METALS CORPORATION
 -------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



Delaware                   0-28538                    13-5630895
--------------------------------------------------------------------------------
(State or other           (Commission                (IRS Employer
 jurisdiction of           File Number)               Identification
 incorporation)                                       Number)



                   1999 Broadway, Suite 4300, Denver, CO 80202
 -------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (303) 296-5600
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              (Registrant's telephone number, including area code)


                                 Not Applicable
 -------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Item 5: Other Events

     On July 3, 2003 the Registrant  issued the press release attached hereto as
Exhibit 99.1 which is incorporated herein by reference. The press release relates to an announcement by Registrant that applauds a decision by the President of the United States to retain titanium sponge tariffs.

Item 7:     Financial Statements, Pro Forma Financial Information and Exhibits

        (c) Exhibits

            Item No.  Exhibit List
            --------  ----------------------------------------------------------

            99.1      Press Release dated July 3, 2003 issued by Registrant

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 TITANIUM METALS CORPORATION
                                 (Registrant)




                                 By: /s/ Matthew O'Leary
                                     ----------------------------------------
                                      Matthew O'Leary
                                      Corporate Attorney and Assistant Secretary


Date: July 3, 2003

                                                                    EXHIBIT 99.1
                                  PRESS RELEASE

FOR IMMEDIATE RELEASE:                          CONTACT:

Titanium Metals Corporation                     Robert E. Musgraves
1999 Broadway, Suite 4300                       Chief Operating Officer (N. Am.)
Denver, Colorado 80202                          (303) 296-5600


            TIMET APPLAUDS DECISION TO RETAIN TITANIUM SPONGE TARIFFS

     DENVER, COLORADO . . . July 3, 2003 . . . Titanium Metals Corporation (NYSE: TIE) announced that on July 1, 2003, the President of the United States denied a petition filed by the Government of Kazakhstan that would have allowed titanium sponge to be imported duty free into the United States from Kazakhstan and Russia. TIMET's Henderson, Nevada sponge operations represent the last remaining titanium sponge production of any size in the United States. As a result, the normal 15% tariff will continue to apply to all imports of titanium sponge into the U.S.

     J. Landis Martin, TIMET's Chairman, President and Chief Executive Officer, said, "We are very pleased with the President's decision to retain duties on titanium sponge, as the elimination of those duties would have made it even more difficult for TIMET to compete effectively in the currently depressed market for titanium products." In addition, according to Martin, "TIMET believes the President's decision reflects a recognition by the country's leadership of the importance of preserving a viable domestic source of titanium sponge in the United States as a critical part of our national defense infrastructure." Martin concluded, "We express our gratitude for the support we received on this issue from a broad, bipartisan group of Members of Congress who shared this view regarding the need to maintain our domestic capability to produce titanium sponge."

     TIMET, headquartered in Denver, Colorado, is a leading worldwide producer of titanium metal products. Information on TIMET is available on the Internet at www.timet.com.

                                   o o o o o